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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20546

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
     PURSUANT TO SECTION 12(B) OR (G) OF THE SECURITIES EXCHANGE ACT OF
                                      1934

                                     AMREIT
             (Exact name of registrant as specified in its charter)


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
               TEXAS                                      76-0410050
      (State of incorporation                          (I.R.S. Employer
           or organization)                            Identification No.)

      8 GREENWAY PLAZA, SUITE 1000
            HOUSTON, TEXAS                                   77046
        (Address of principal                              (Zip Code)
          executive offices)

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      If this form relates to the registration of a class of securities pursuant
to Section 12(b) of the Exchange Act and is effective pursuant to general Instruction A.(c), please check the following box. |_|

      If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. |X|

      Securities Act registration statement file number to which this form relates: 333-104652

      Securities to be registered pursuant to Section 12(b) of the Act: None.

      Securities to be registered pursuant to Section 12(g) of the Act: Class C Common Shares of Beneficial Interest.

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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

      The information set forth under the heading "Description of AmREIT Capital Shares - Class C Common Shares" in the prospectus that is part of the Registration Statement on Form S-11 originally filed by the Registrant on April 21, 2003, as amended (Registration No. 333-104652), is hereby incorporated by reference.

ITEM 2. EXHIBITS

Exhibit No.     Description
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   3.1          Amended and Restated Declaration of Trust (incorporated by reference to Exhibit 3.1 to AmREIT's Annual Report on Form
                10-KSB (No. 1-31397) for the fiscal year ended December 31,
                2002).

   3.2 Bylaws (incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-2 (Registration No. 333-124268) originally filed on April 22, 2005).

   4.1 Statement of Designation of Class C Common Shares (incorporated by reference to Exhibit 3.3 to AmREIT's Registration Statement on Form S-11 (Registration No. 333-1046521), originally filed on April 21, 2003).

   4.2          Specimen Class C Common Shares.*


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*  To be filed by amendment



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                                    SIGNATURE



      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



Date:  May 2, 2005                 AMREIT




                                   By:/s/ Chad C. Braun
                                   ---------------------------------------------
                                   Chad C. Braun
                                   Executive Vice President, Chief Financial
                                     Officer and Secretary